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		       SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				   FORM 8-K


				CURRENT REPORT

		      Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 19, 2002
						   --------------

Commission File Number 0-5544

			    OHIO CASUALTY CORPORATION
	     (Exact name of registrant as specified in its charter)

				     OHIO
	 (State or other jurisdiction of incorporation or organization)

				   31-0783294
		      (I.R.S. Employer Identification No.)

			9450 Seward Road, Fairfield, Ohio
		    (Address of principal executive offices)

				     45014
				   (Zip Code)

				(513) 603-2400
			(Registrant's telephone number)

				 Not Applicable
	   (Former name or former address, if changed since last report)




			     Exhibit Index - Page 3

				Page 1 of 3 Pages
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ITEM 5.  Other Events
------   ------------

On March 19, 2002, Ohio Casualty Corporation announced closing of
$201,250,000 convertible note private offering.

A copy of the press release issued by Ohio Casualty Corporation on March 19, 2002, announcing the closing of the private offering is attached hereto as
Exhibit 99 and is incorporated herein by reference.



ITEM 7.  Financial Statements and Exhibits
------   ---------------------------------

	 Exhibit No.     Description
	 ----------      -----------

	     99 Press release dated March 19, 2002, announcing Ohio Casualty Corporation's closing of the convertible note private offering.



				  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    			OHIO CASUALTY CORPORATION
					--------------------------
					       (Registrant)



					/s/ Donald F. McKee
March 19, 2002                          --------------------------------------
					Donald F. McKee,
                                        Chief Financial Officer




			       Page 2 of 3 Pages

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				EXHIBIT INDEX


			  Current Report on Form 8-K
			     Dated March 19, 2002


Exhibit No.     Description
----------      -----------

    99 Press release dated March 19, 2002, announcing Ohio Casualty Corporation's closing of the convertible note private offering.




			       Page 3 of 3 Pages